As of April 22, 2003                                                Exhibit 10.5

Premix-Marbletite Manufacturing Co.,
Acrocrete, Inc. and Just-Rite Supply,


RE: AMENDMENT #3 (THE "AMENDMENT") TO THE CONSOLIDATING, AMENDED AND RESTATED FINANCING AGREEMENT AND SECURITY AGREEMENT, DATED JANUARY 28, 2000 AMONG CONGRESS FINANCIAL CORPORATION (FLORIDA)("LENDER") AND PREMIX-MARBLETITE MANUFACTURING CO., ACROCRETE, INC. AND JUST-RITE SUPPLY, INC. (AS CO-BORROWERS, COLLECTIVELY REFERRED TO HEREIN AS "BORROWER" OR "BORROWERS").

Gentlemen:

Reference is made to that certain Consolidating, Amended and Restated Financing Agreement and Security Agreement, dated January 28, 2000 (as the same has been or may hereafter be amended, modified or joined from time to time, the "Loan Agreement") among Congress Financial Corporation (Florida)("Lender") and Premix-Marbletite Manufacturing Co., Acrocrete, Inc. and Just-Rite Supply, Inc. (as co-borrowers, collectively referred to herein as "Borrower" or "Borrowers"). As used herein, all capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

WHEREAS, Borrowers have requested that Lender modify certain terms of the financing arrangements with Borrowers which are evidenced by the loan agreement; and

WHEREAS, Lender is willing to so modify the terms applicable to such loans and financial accommodations on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. By mutual agreement, sections 1.13, 2.1(a)(ii), and 9.10(g) of the Loan Agreement, is hereby amended and restated in its entirety as set forth below. No other parts, subsections, or sections of the Loan Agreement are being modified or deleted.

          SECTION 1.13 "Maximum Credit" shall mean the amount of $7,000,000.

          SECTION 2.1(a)(ii) the lesser of: (A) from now until May 31, 2003, the sum of fifty-two percent (52%) of the Value of Eligible Inventory; from June 1, 2003 through June 30, 2003, the sum of fifty-one percent (51%) of the Value of Eligible Inventory; and from July 1, 2003 thereafter, fifty percent (50%) of the Value of Eligible Inventory; or
          (B) $2,100,000.

          SECTION 9.10(g) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge at the rate of $750 per person per day for Lender's examiners in the field and office;


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     2.   Conditions Precedent.

          Each of the following is a condition precedent to any obligation of Lender to extend Loans in excess of the amounts permitted under the Loan Agreement prior to this Amendment:

               A. All requisite corporate action and proceedings in connection with this Amendment and the other Financing Agreements shall be satisfactory in form and substance to the Lender, and Lender shall have received all information, and copies of all documents, including records of requisite corporate actions and proceedings, which Lender may have requested in connection therewith, in form and substance satisfactory to Lender and its counsel;

               B. This Amendment and all other Financing Agreements contemplated to be delivered in connection herewith shall have been duly executed and delivered to Lender, in form and substance satisfactory to Lender.

     3. Borrowers shall pay to Lender at closing of this Amendment a closing fee in the amount of $20,000, which fee shall be due and payable, and deemed to have been fully earned, on the date of this Amendment, irrespective of any actual funding under the Loan Agreement.

     4. Each Borrower certifies to Lender that (a) (after giving effect to this Amendment) all representations and warranties of such Borrower contained in the Loan Agreement are true and correct as of the date of this Amendment, except to the extent such representations and warranties relate solely to an earlier date; (b) no Event of Default under the Loan Agreement, or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement, has occurred and is continuing; and (c) no changes have been made to its organizational documents, including its articles or certificate of incorporation or organization and its bylaws since the date of its delivery to Lender thereof in connection with the Loan Agreement prior to the date of this Amendment. The Borrowers acknowledge and agree that Inventory at locations as to which all actions required to be taken pursuant to Section 9.2 have not been taken shall constitute Collateral, but, at the option of Lender, shall not be deemed to be Eligible Inventory unless and until such requirements are satisfied, which requirements shall include UCC-11 searches, opinions of counsel and the filing of appropriate Form UCC-1 Financing Statements.

     5. In no way in limitation of the provisions of Section 9.10 of the Loan Agreement, Borrower will pay all out-of-pocket expenses incurred by Lender in connection with the preparation of this Amendment and of the other Financing Agreements, including, all amendments, supplements or modifications hereafter made to any of the foregoing after the date of this Amendment, and the closing of the transactions contemplated herein and therein, including, but not limited to, the reasonable fees and expenses of counsel for Lender. In addition, Borrower agrees to pay, and hereby indemnifies Lender for and holds Lender harmless from and against, all costs, interest, penalties, and other amounts arising out of or in connection with all documentary stamp taxes, intangible taxes, filing or recording fees required in connection with the transactions hereunder. This provision shall survive payment of the Obligations and termination of the Financing Agreements.

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

     6. EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, ALL DOCUMENTS AT ANY TIME MADE IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. FURTHER, EACH BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER NOR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FINALLY, EACH BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

     7. Each Borrower agrees that it has no off-sets, defenses or counterclaims to the payment of the Obligations or the performance by it under the Loan Agreement or the other Financing Agreements. Further, each Borrower agrees that it has no claims of any nature whatsoever against the Lender, its parent, subsidiaries, affiliates, divisions, officers, directors, employees, agents, stockholders, successors, or assigns arising out of or related to the Obligations, the Financing Agreements, or otherwise.

     8. Borrowers each acknowledge and confirm that all Collateral furnished in connection with the Loan Agreement continues to secure the Obligations, as hereby modified. Each of the Borrowers hereby grants and regrants, as applicable, the Lender all liens, security interests, assignments, and rights of setoff in and to the Collateral to secure all Obligations.

     9. Any breach of the terms of this Amendment shall, at the option of Lender, constitute an Event of Default, entitling Lender to exercise its rights and remedies under the Financing Agreements.

     10. Except as amended by this Amendment, the Loan Agreement (as in effect immediately prior to the effectiveness of this Amendment) and all other Financing Agreements shall remain in full force and effect.


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     11.  All covenants, agreements, representations and warranties contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of Lender.


Very truly yours,

CONGRESS FINANCIAL CORPORATION
(FLORIDA)

By: /s/ Gary Dixon
    --------------------
Name:   Gary Dixon
Title:  First Vice President

AGREED AND ACCEPTED:

Each of the undersigned Borrowers acknowledges and agrees to the foregoing Amendment and shall continue to be bound under the Loan Agreement and the other Financing Agreements, as hereby amended, jointly and severally.

                                            PREMIX-MARBLETITE MANUFACTURING CO.

                                            By: /s/ Gary J. Hasbach
                                               -----------------------------

                                            Title: President
                                                  ---------------------------

                                            ACROCRETE, INC.

                                            By: /s/ Gary J. Hasbach
                                               -----------------------------
                                            Title: President
                                                  --------------------------


                                            JUST-RITE SUPPLY

                                            By: /s/ Gary J. Hasbach
                                               -----------------------------
                                            Title: President
                                                  --------------------------

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


                                     JOINDER

         The undersigned: (1) acknowledges and confirms that Lender's loans, advances and credit to Borrowers have been, are and will continue to be of direct economic benefit to the undersigned, (2) consents to all terms and provisions of the foregoing Amendment which are applicable to it, and agrees to be bound by and comply with such terms and provisions, and (3) acknowledges and confirms that its guarantee and waiver agreements in favor of Lender executed pursuant to the terms of the Loan Agreement are each valid and binding and remain in full force and effect in accordance with their respective terms (without defense, setoff or counterclaim against enforcement thereof), which include, without limitation, its guarantees in connection with the Loan Agreement, as modified by the foregoing Amendment.

                                                  GUARANTOR:

                                                  Imperial Industries, Inc.

                                                  By: /s/ Howard L. Ehler, Jr.
                                                     --------------------------

                                                  As: Chief Operating Officer
                                                      ------------------------




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